UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 21, 2018

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.             Regulation FD Disclosure.

AAR CORP. (the “Company”) is updating its earnings guidance for the fourth quarter of its fiscal year ending May 31, 2018 (“Fiscal 2018”) and reaffirming its earnings guidance for the full fiscal year beginning June 1, 2018 and ending May 31, 2019 (“Fiscal 2019”).

Fiscal 2018 Fourth Quarter Guidance

The Company previously stated at its January 11, 2018 Investor Day and during its March 20, 2018 third quarter earnings conference call that it expected Fiscal 2018 fourth quarter earnings to be an improvement over third quarter earnings. Due to a slower than anticipated ramp-up of the U.S. Department of State’s INL/A Worldwide Aviation Support Services (“WASS”) program, the Company does not expect that the WASS program will be a significant contributor to Fiscal 2018 fourth quarter earnings. As a result, the Company now expects that Fiscal 2018 fourth quarter results for continuing operations will be similar to or a slight improvement over its third quarter results.

As previously disclosed, the Company’s subsidiary, AAR Airlift Group, Inc. commenced performance under the WASS program contract on November 1, 2017, following a series of unsuccessful administrative and judicial protests by the incumbent contractor. Since that date, AAR Airlift has worked cooperatively with the U.S. Department of State to transition the WASS program, and the program is now fully operational at Patrick Air Force Base and support locations in Brevard County, Florida and in the country of Panama. As a result of administrative delays, the transition of operations at the remaining sites in Afghanistan, Iraq and Peru is now expected to be completed by the end of June 2018, at which time the WASS program will be operating at a full run rate.

Fiscal 2019 Guidance

The slower ramp-up of the INL/A WASS program is not expected to affect the Company’s Fiscal 2019 results. The Company is reaffirming Fiscal 2019 guidance of sales in the range of $2.1 to $2.2 billion and diluted earnings per share from continuing operations in the range of $2.50 to $2.80.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018
AAR CORP.

By:
/s/ MICHAEL D. MILLIGAN
Michael D. Milligan Vice President and Chief Financial Officer